                                                                    EXHIBIT 10.6

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--------------------------------------------------------------------------------



                            STOCK PURCHASE AGREEMENT

                        relating to 2,000,000 shares of
                                Common Stock of

                       Diamond Technology Partners, Inc.



                             Dated:  March 22, 1994








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--------------------------------------------------------------------------------

                       Diamond Technology Partners, Inc.

                            STOCK PURCHASE AGREEMENT

                               Table of Contents
                               -----------------



1.  Purchase and Sale of Stock.....................................  1
     1.1  Sale and Issuance of Common Stock........................  1
     1.2  Closing..................................................  2

2.  Representations and Warranties of the Company..................  3
     2.1  Organization, Good Standing and Qualification............  3
     2.2  Capitalization and Reservation of Shares.................  3
     2.3  Subsidiaries.............................................  4
     2.4  Authorization............................................  4
     2.5  Valid Issuance of Warrant and Common Stock...............  4
     2.6  Financial Information....................................  5
     2.7  Assumptions or Guarantees of Indebtedness of Other
          Persons..................................................  5
     2.8  Investments in Other Persons.............................  5
     2.9  Governmental Consents....................................  5
     2.10  Litigation..............................................  5
     2.11  Proprietary Information and Noncompete Agreements.......  6
     2.12  Intellectual Property...................................  6
     2.13  Compliance with Other Instruments.......................  7
     2.14  Agreements..............................................  7
     2.15  Business Plan...........................................  7
     2.16  Registration Rights.....................................  7
     2.17  Title to Property and Assets............................  8
     2.18  Changes.................................................  8
     2.19  Environmental and Safety Laws...........................  9
     2.20  Employee Benefit Plans..................................  9
     2.21  Tax Returns, Payments and Elections.....................  9
     2.22  Insurance...............................................  9
     2.23  Minute Books............................................  9
     2.24  Labor Agreements and Actions............................  9
     2.25  Disclosure.............................................. 10
     2.26  Real Property Holding Corporation....................... 10

3.  Representations, Warranties and Obligations of the Investors... 10
     3.1  Representations and Warranties........................... 10
     3.2  Further Limitations on Disposition....................... 12
     3.3  Legends.................................................. 12
     3.4  Board of Directors....................................... 13

4.  Conditions of Each Investor's Obligations at the Initial
     Closing....................................................... 13

     4.1  Representations and Warranties........................... 13
     4.2  Performance.............................................. 13
     4.3  Compliance Certificate................................... 13
     4.4  Proceedings and Documents................................ 13
     4.5  Board of Directors....................................... 13
     4.6  Management Group......................................... 13
     4.7  Certain Ancillary Agreements............................. 13
     4.8  Key-Man Insurance........................................ 14
     4.9  Opinion of Company Counsel............................... 14
     4.10  Securities Law Compliance............................... 14

5.  Conditions of the Company's Obligations at Closing............. 14
     5.1  Representations and Warranties........................... 14
     5.2  Payment of the Purchase Price............................ 14
     5.3  Ancillary Agreement...................................... 14

6.  Registration Rights Generally.................................. 14
     6.1  Definitions.............................................. 14
     6.2  Request for Registration................................. 15
     6.3  Company Registration..................................... 16
     6.4  Obligations of the Company............................... 17
     6.5  Furnish Information...................................... 18
     6.6  Expenses of Demand Registration.......................... 18
     6.7  Expenses of Company Registration......................... 18
     6.8  Underwriting Requirements................................ 19
     6.9  Delay of Registration.................................... 19
     6.10  Indemnification......................................... 19
     6.11  Reports Under Securities Exchange Act of 1934........... 22
     6.12  Form S-3 Registration................................... 23
     6.13  Assignment of Registration Rights....................... 24
     6.14  Limitations on Subsequent Registration Rights........... 24
     6.15  "Lock-up" Agreement..................................... 25
     6.16  Mergers, Etc............................................ 26
     6.17  Amendment of Registration Rights........................ 26

7.  Special Registration in Connection with Rights Offering........ 27
     7.1  Rights Offering.......................................... 27
     7.2  Stock Split.............................................. 27
     7.3  Rights Registration Statement............................ 28
     7.4  Registration Services.................................... 28
     7.5  Indemnification.......................................... 28

8 .  Covenants of the Company...................................... 31
      8.1  Delivery of Financial Statements........................ 31
      8.2  Inspection; Observer Rights............................. 32
      8.3  Employee Stock Issuances................................ 32
      8.4  Right of First Offer.................................... 33
      8.5  Insurance............................................... 34
      8.6  Board of Directors...................................... 34
      8.7  Other Affirmative Covenants............................. 34
      8.8  Certain Negative Covenants.............................. 37
      8.9  Indemnification......................................... 38

      8.10  Employees                                               39
      8.11  Termination of Certain Covenants                        39

9.   Miscellaneous                                                  39
      9.1  Survival of Warranties                                   39
      9.2  Successors and Assigns                                   39
      9.3  Governing Law                                            39
      9.4  Counterparts                                             39
      9.5  Titles and Subtitles                                     39
      9.6  Notices                                                  40
      9.7  Finder's Fee                                             40
      9.8  Expenses                                                 40
      9.9  Amendments and Waivers                                   40
      9.10  Severability                                            41
      9.11  Aggregation of Stock                                    41

INDEX    Index of Defined Terms

SCHEDULE I      Schedule of Purchase and Sale by Investors

SCHEDULE II     Schedule of Purchase and Sale by Management Group

SCHEDULE III    Schedule of Exceptions

EXHIBIT A       Articles of Incorporation, as Amended

EXHIBIT B       Form of Warrant

EXHIBIT C       Form of Guarantee Undertaking

EXHIBIT D       Capitalization

EXHIBIT E-1     Form of Partners Employment Agreement

EXHIBIT E-2     Form of Executive Employees Employment Agreement

EXHIBIT E-3     Form of Nondisclosure Agreement

EXHIBIT F       Form of Voting and Stock Restriction Agreement

                       Diamond Technology Partners, Inc.

                            STOCK PURCHASE AGREEMENT


     THIS STOCK PURCHASE AGREEMENT is made as of March 22, 1994, by and between Diamond Technology Partners, Inc., an Illinois corporation (the "Company"), Melvyn E. Bergstein ("Bergstein") Christopher J. Moffitt ("Moffitt"), Safeguard Scientifics, Inc., a Pennsylvania corporation ("Safeguard"), and the investors listed on Schedule I hereto (each, an "Investor," and, together with Safeguard, collectively, the "Investors").

    THE PARTIES HEREBY AGREE AS FOLLOWS:

    1.    Purchase and Sale of Stock.
          --------------------------

    1.1   Sale and Issuance of Common Stock.
          ---------------------------------

          (a) The Company shall adopt and file with the Secretary of State of the State of Illinois on or before the Closing (as defined below) the Articles of Incorporation of the Company, as heretofore amended (the "Amended Articles") in the form attached hereto as Exhibit A.

          (b) Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties and covenants contained herein, at the Initial Closing, the Second Closing and the Third Closing (as such terms are defined in Section 1.2), each Investor agrees, severally but not jointly, to purchase, and the Company agrees to sell and issue to each Investor, the number of shares of the Company's Common Stock, no par value per share (the "Common Stock"), to be purchased by such Investor on such date, and at the Initial Closing Safeguard agrees to purchase, and the Company agrees to sell to Safeguard, the warrant to purchase 500,000 of shares of Common Stock in the form attached hereto as Exhibit B (the "Warrant"), in each case as set forth on
Schedule I hereto, in exchange for the purchase price to be paid therefor, as set forth on Schedule I and Exhibit C hereto. Safeguard guarantees the performance, to the extent required by the terms and conditions hereof, by each of the other Investors of its obligations hereunder to purchase that number of shares of Common Stock at each of the First Closing, the Second Closing and the Third Closing as is set forth opposite such Investor's name on Schedule I hereto; such guaranty is unconditional, irrevocable, unlimited and continuing.

          (c) *

* This paragraph was amended and restated in its entirety pursuant to the First Amendment to Diamond Technology Partners, Inc. Stock Purchase Purchase Agreement.

     1.2  Closing.
          -------

          (a) The purchase and sale of the Common Stock and the Warrant to the Investors shall be consummated in a series of three closings (collectively, the "Closing"), the first of which (the "Initial Closing") shall take place at the offices of Safeguard, 800 The Safeguard Building, 435 Devon Park Drive, Wayne, Pennsylvania, at 10:00 a.m., on March 22, 1994, or at such other time and place as the Company and Investors agree upon orally or in writing. At the Initial Closing the Company shall deliver to each Investor a certificate representing the Common Stock that such Investor is purchasing at the Initial Closing, against delivery to the Company by such Investor of the full purchase price therefor as set forth on Schedule I hereto, by cashier's or certified check payable to the Company's order or by wire transfer to such account as the Company shall designate or by conversion of notes issued by the Company to certain Investors, at the option of such Investor, and the Company shall deliver to Safeguard the executed Warrant against delivery to the Company of an executed guarantee undertaking, in the form attached hereto as Exhibit C. No Investor shall be obligated to purchase any shares of Common Stock or the Warrant at the Initial Closing unless an aggregate of at least the minimum number of shares of Common Stock to be sold to the Management Group on such date pursuant to
Schedule II hereto shall have been purchased or are concurrently purchased in accordance with Schedule II, or arrangements, satisfactory in all respects to the Investor, shall have been made for the purchase of such shares within 30 days after the Initial Closing.

          (b) Subject to the provisions set forth herein, the purchase and sale of the Common Stock remaining to be purchased by and sold to the Investors hereunder shall be consummated on each of the date that is 60 days after the Initial Closing (the "Second Closing") and the date that is 120 days after the Initial Closing (the "Third Closing"), in each case at the same time and place as the Initial Closing or at such time and place as the Company and the Investors shall agree upon orally or in writing. At each of the Second Closing and the Third Closing, the Company shall deliver to each Investor a certificate representing the Common Stock that such Investor is purchasing at the Closing against delivery to the Company by such Investor of the full purchase price therefor as set forth on Schedule I hereto, by cashier's or certified check payable to the Company's order or by wire transfer to such account as the Company shall designate or by conversion of notes issued by the Company to certain

Investors, at the option of such Investor. No Investor shall be obligated to purchase any shares of Common Stock at the Second Closing or the Third Closing unless the Management Group (i) shall have purchased the minimum number of shares of Common Stock to be sold to it prior thereto in accordance with
Schedule II hereto and (ii) concurrently purchases an aggregate of at least the minimum number of shares of Common Stock to be sold to the Management Group on such date pursuant to Schedule II, or arrangements, satisfactory in all respects to the Investor, shall have been made for the purchase of such shares within 30 days after the Second Closing or the Third Closing, as the case may be.

          (c) The term "Closing" as hereinafter used in this Agreement shall refer only to the Initial Closing unless otherwise specified or required by the context.

      2.  Representations and Warranties of the Company.  The Company hereby
          ---------------------------------------------
represents and warrants to each Investor that, except as set forth on a Schedule of Exceptions attached as Schedule III hereto, each of which exceptions shall specifically identify the relevant subparagraph hereof to which it relates and shall be deemed to be representations and warranties as if made hereunder:

      2.1  Organization, Good Standing and Qualification.  The Company is a
           ---------------------------------------------
corporation duly organized, validly existing and in good standing under the laws of State of Illinois and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted in the business plan dated November 1993 (the "Business Plan") heretofore furnished to the Investors. The Company is not qualified to do business in any state other than the State of Illinois but, when legally required to do so, shall become duly qualified to transact business in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

      2.2  Capitalization and Reservation of Shares.  The authorized capital of
           ----------------------------------------
the Company consists, or will consist at or prior to the Initial Closing, of 7,000,000 shares of Common Stock, of which 100 shares are issued and outstanding and are owned by the persons and in the amounts specified in Exhibit D hereto. Except for the shares of Common Stock to be issued pursuant to this Agreement or upon exercise of the Warrant, the shares of Common Stock that may be issued pursuant to Section 8.3 hereof and the rights of the Investors and the Management Group under Section 8.4 hereof, there are not outstanding any options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any shares of its capital stock. The Company has reserved out of the authorized but unissued capital stock 2,000,000 shares of

Common Stock exclusively for issuance to the Investors hereunder, 500,000 shares of Common Stock exclusively for issuance upon exercise of the Warrant, 1,500,000 shares of Common Stock exclusively for issuance to the Management Group in accordance with Section 1.1 hereof and Schedule II hereto, and 1,500,000 shares of Common Stock exclusively for issuance to employees pursuant to Section 8.3 hereof.

      2.3  Subsidiaries.  The Company does not presently own or control,
           ------------
directly or indirectly, any interest in any other corporation, association or other business entity.

      2.4  Authorization.  All corporate action on the part of the Company, its
           -------------
officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement and the agreements attached hereto as exhibits or as part of Schedule III (such agreements being herein referred to as the "Ancillary Agreements"), the performance of all obligations of the Company under each of the Agreement and the Ancillary Agreements, and the authorization, issuance (or reservation for issuance) and delivery of the Common Stock being sold hereunder and the Common Stock issuable upon exercise of the Warrant has been taken or will be taken prior to the Initial Closing, and this Agreement and the Ancillary Agreements constitute (or will constitute upon the execution thereof) the valid and legally binding obligations of the Company and each of the other parties thereto (other than the Investors), enforceable in accordance with their respective terms.

      2.5  Valid Issuance of Warrant and Common Stock.
           ------------------------------------------

           (a) The Warrant and the Common Stock that are being purchased by the Investors hereunder, when issued, sold and delivered in accordance with the terms hereof or thereof, will be duly and validly issued, fully paid and nonassessable and, assuming the accuracy of the representations of the Investors in this Agreement, will be issued in compliance with all applicable federal and state securities laws. The Common Stock issuable upon exercise of the Warrant purchased under this Agreement has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Amended Articles, shall be duly and validly issued, fully paid and nonassessable, and issued in compliance with all applicable securities laws, as presently in effect, of the United States and each of the states whose securities laws govern the issuance of any of the Common Stock or the Warrant hereunder.

           (b) The outstanding shares of Common Stock are all duly and validly authorized and issued, fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

      2.6  Financial Information.  The unaudited balance sheet of the Company as
           ---------------------
at March 1, 1994 (the "Opening Balance Sheet"), which is attached to the Schedule of Exceptions, presents fairly the position of the Company as at the date thereof in accordance with generally accepted accounting principles ("GAAP"). Except as set forth on the Schedule of Exceptions, the Company does not have any liability, contingent or otherwise, that is not adequately reflected in or reserved against in the Opening Balance Sheet.

      2.7  Assumptions or Guarantees of Indebtedness of Other Persons.  The
           ----------------------------------------------------------
Company has not assumed, guaranteed, endorsed or otherwise become directly or contingently liable on (including without limitation liability by way of agreement, contingent or otherwise, to purchase, to provide funds for payment, to supply funds to or otherwise invest in a debtor, or otherwise to assure a creditor against loss), any indebtedness of any other person.

      2.8  Investments in Other Persons.  The Company has not made any advances
           ----------------------------
or loans to any person, nor is it committed or obligated to make any such loan or advance, nor does the Company own any capital stock, assets comprising the business of, obligations of, or any interest in, any person.

      2.9  Governmental Consents.  No consent, approval, order or authorization
           ---------------------
of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority on the part of the Company is required in connection with the execution of this Agreement, the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby.

      2.10  Litigation.  Except as set forth on the Schedule of Exceptions,
            ----------
there is no action, suit, proceeding or investigation pending or currently threatened against the Company of any nature whatsoever, including without limitation any action, suit, proceeding or investigation which questions the validity of this Agreement or any of the Ancillary Agreements, or the right of the Company to enter into this Agreement or any of the Ancillary Agreements, or to consummate the transactions contemplated hereby or thereby, nor is the Company aware that there is any basis for the foregoing. The foregoing also includes without limitation actions pending or threatened (or any basis therefor known to the Company) against the Company or any of its key employees, in each case involving the prior employment of any of the Company's employees, their use in connection with the Company's business of any information or techniques allegedly proprietary to any of their former employers, or their obligations under any agreements with prior employers. The Company is not a party or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company intends to initiate.

      2.11  Proprietary Information and Noncompete Agreements. The employees of
            -------------------------------------------------
the Company identified on the Schedule of Exceptions constitute all of the officers and key employees of the Company as of the date hereof, and each such employee who is a partner has executed an employment agreement in the form attached hereto as Exhibit E-1, each such employee who is an executive employee has executed an employment agreement in the form attached hereto as Exhibit E-2, and each other employee has executed a non-disclosure agreement in the form attached hereto as Exhibit E-3. The Company, after reasonable investigation, is not aware that any of its employees is in violation thereof, and the Company will use its best efforts to prevent any such violation.

      2.12  Intellectual Property.  The Company has sufficient title and
            ---------------------
ownership of all patents, trademarks, service marks, trade names, copyrights, trade secrets, information, proprietary rights and processes (the foregoing, "Intellectual Property") used in its business as now conducted and as proposed to be conducted as described in the Business Plan without any conflict with or infringement of the rights of others. A list of all patents, patent applications, trademarks, service marks, tradenames, and copyrights owned by the Company is set forth in the Schedule of Exceptions. There are no outstanding options, licenses, or agreements of any kind to which the Company is a party or by which it is bound relating to any Intellectual Property, whether owned by the Company or another person or entity. The Company has not received any communications alleging that the Company has violated or, by conducting its business as proposed, would violate any of the Intellectual Property or other proprietary rights of any other person or entity. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of such employee's best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Neither the execution nor delivery of this Agreement, nor the carrying on of the Company's business by the employees of the Company, nor the conduct of the Company's business as proposed, will conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe it is or will be necessary to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

      2.13  Compliance with Other Instruments.  The Company is in compliance
            ---------------------------------
with each provision of its charter documents and bylaws, and with each judgment, order, writ or decree, and with each material contract, agreement, instrument and commitment to which it is a party or by which it is bound (collectively, the "Material Contracts"), and each statute, rule or regulation applicable to the Company, its assets or its business, and is not in violation or default of any of the foregoing. A list of all of the Material Contracts is set forth on the Schedule of Exceptions. There is no term or provision in any of the Material Contracts which materially adversely affects the business (as now conducted or as proposed to be conducted in the Business Plan), assets or financial condition of the Company. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not result in any such violation or be in conflict with or constitute, with or without the passage of time or giving of notice, either a default under any such provision, instrument, judgment, order, writ, decree or contract or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company.

      2.14  Agreements.
            ----------

            (a) Except for agreements explicitly contemplated hereby, there are no agreements between the Company and any of its officers, directors, affiliates, employees or shareholders.

            (b) Except as set forth on the Schedule of Exceptions, there are no agreements to which the Company is a party or by which it is bound that involve obligations of, or payments to, the Company in excess of $10,000.

      2.15  Business Plan.  The Business Plan has been prepared in good faith by
            -------------
the senior management of the Company and does not contain any untrue statement of a material fact nor does it omit to state a material fact necessary to make the statements made therein not misleading in light of the circumstances in which they are made, except that with respect to projections contained in the Business Plan (and the revisions, with respect to the first two years thereof, provided by letter dated January 4, 1994 to Mr. Don Caldwell from Moffitt) (the "Letter Revisions"), the Company represents only that such projections were prepared in good faith and that the Company reasonably believes the assumptions upon which such projections are based are reasonably likely to occur.

      2.16  Registration Rights.  Except as provided in Section 6 of this
            -------------------
Agreement, the Company has not granted or agreed to grant any registration rights, including without limitation piggyback rights, to any person or entity.

      2.17  Title to Property and Assets.  The Company has good and marketable
            ----------------------------
title to its property and assets free and clear of all mortgages, liens, claims and encumbrances, except such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use or the value of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases, enjoys peaceful and undisturbed possession thereunder, and, holds a valid leasehold interest free of any liens, claims or encumbrances.

      2.18  Changes.  Except as set forth on the Schedule of Exceptions, since
            -------
November 1993, there has not been:

            (a) any change in the projections contained in the Business Plan except for the Letter Revisions;

            (b) any declaration or payment of any dividend, or any authorization or payment of any distribution, on any of the capital stock of the Company, or any redemption or repurchase of any capital stock of the Company;

            (c) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

            (d) any waiver by the Company of a valuable right or of a material debt owed to it;

            (e) any satisfaction or discharge of any lien, claim or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

            (f) any change or amendment to a material contract or arrangement by which the Company or any of its assets or properties is bound or subject;

            (g) any material change in any compensation arrangement or agreement with any employee; or

            (h) to the Company's knowledge, any other event or condition of any character that might materially and adversely affect the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted).

      2.19  Environmental and Safety Laws.  The Company is not in violation of
            -----------------------------
any applicable statute, law or regulation relating to the environment or occupational safety and health, and no material expenditures will be required in order to comply with any such statute, law or regulation except in the ordinary course of doing business.

      2.20  Employee Benefit Plans.  The Company does not have any employee
            ----------------------
benefit plan as defined in the Employee Retirement Income Security Act of 1974, as amended ("ERISA").

      2.21  Tax Returns, Payments and Elections.  The Company has timely filed
            -----------------------------------
all tax returns and reports as required by law. These returns and reports are true and correct in all material respects. The Company has paid all taxes and other assessments due.

      2.22  Insurance.  The Company has in full force and effect (i) fire and
            ---------
casualty insurance policies, with extended coverage, sufficient in amount (subject to reasonable deductibles) to allow it to replace any of its properties that might be damaged or destroyed, and (ii) such other insurance policies as are listed in the Schedule of Exceptions.

      2.23  Minute Books.  The minute books of the Company provided to the
            ------------
Investors contain a complete summary of all meetings of directors and stockholders or partners since the time of incorporation or creation and reflect all transactions referred to in such minutes or records accurately in all material respects.

      2.24  Labor Agreements and Actions.  The Company is not bound by or
            ----------------------------
subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the knowledge of the Company, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the knowledge of the Company threatened, that could have a material adverse effect on the assets, properties, financial condition, operating results, or business of the Company (as such business is presently conducted and as it is proposed to be conducted), nor is the Company aware of any labor organization activity involving its employees. The Company is not aware that any officer or key employee, or that any group of key employees, intends to terminate his, her or its employment with the Company, nor does the Company have a present intention to terminate the employment of any of the foregoing. The employment of each employee of the Company is terminable at the will of the Company (subject, in certain cases, to 30 days' notice of termination) without further liability of the Company to such employee except for the payment of such employee's normal salary accrued but not paid through the date of such termination.

      2.25  Disclosure.  The Company has fully provided each Investor with all
            ----------
the information which such Investor has requested in writing from the Company or the Management Group for deciding whether to purchase the Common Stock and, in the case of Safeguard, the Warrant. None of this Agreement, any exhibit or schedule hereto, any certificate furnished in connection herewith or the Business Plan contains any untrue statement of a material fact or omits to state a material fact necessary in order to make the statements contained herein or therein not misleading. There is no fact within the knowledge of the Company or any of its officers which has not been disclosed herein or in writing by them to the Investors, and that materially adversely affects, or in the future in the opinion of the Company or its officers may, insofar as they can now foresee, materially adversely affect the business, properties, assets or condition, financial or otherwise, of the Company, except for any facts generally available to the public relating to the future of the consulting industry in general.

      2.26  Real Property Holding Corporation.  The Company is not and has never
            ---------------------------------
been a "United States real property holding corporation," (as that term is defined in Section 897(c)(2) of the Internal Revenue Code of 1986, as amended (the "Code") and Treasury Regulation Section 1.897-2(b), and shall timely made all filings required by Treasury Regulation Section 1.897-2(h)(l). If at any time in the future the Company shall become a "United States real property holding corporation," the Company shall, as promptly as practicable, so notify each foreign investor.

      3.  Representations, Warranties and Obligations of the Investors.
          ------------------------------------------------------------

      3.1  Representations and Warranties.  Each Investor, severally with
           ------------------------------
respect to such Investor but not jointly nor with respect to any other Investor, hereby represents and warrants that:

      (a)  Purchase Entirely for Own Account.  This Agreement is made with each
           ---------------------------------
Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Common Stock to be received by such Investor, or the Warrant to be received by such Investor and, in the case of Safeguard, the Common Stock issuable upon exercise of the Warrant, as the case may be (collectively, the "Securities") will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same, but subject to the ability of such of the Investors as may be partnerships to distribute its assets to its partners. By executing this Agreement, each Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant any participation to such person or to any third person, with respect to any of the Securities. Each Investor represents that it has full power and authority to enter into this Agreement.

     (b)  Investment Experience.  Each Investor is an investor in securities or
          ---------------------
companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Common Stock and the Warrant. Each Investor also represents that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933, as amended (the "Act") and that it has not been organized for the purpose of acquiring the Common Stock or the Warrant.

     (c)  Restricted Securities.  It understands that the shares of Common Stock
          ---------------------
it is purchasing are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may not be resold without registration under the Act, except in certain limited circumstances. In this connection, each Investor represents that it is familiar with Rules 144 and 144A under the Act, as presently in effect, and understands the resale limitations imposed thereby and by the Act.

     (d)  Access.  Each Investor represents and warrants that it has requested
          ------
in writing from the Company all of the information that it has deemed necessary in order to decide whether to purchase the Common Stock and, in the case of Safeguard, the Warrant, and that it has received from the Company all of such information.

     (e)  Authorization.  All actions on the part of such Investor, and of its
          -------------
officers, directors and shareholders or its partners, as the case may be, that are necessary for the authorization, execution, delivery and performance of this Agreement have been taken, and this Agreement constitutes the valid and legally binding obligation of such Investor, enforceable in accordance with its terms.

     (f)  No Conflicts.  The execution, delivery and performance of this
          ------------
Agreement by such Investor and the consummation of the transactions contemplated hereby will not (and would not, with the passage of time or the giving of notice) constitute or result in any violation, breach, or default under, or conflict with, any provision of such Investor's charter documents or bylaws or governing partnership agreement, or of any judgment, order, writ or decree, or of any material contract, agreement, instrument or commitment to which it is a party or by which it is bound, or of any statute, rule or regulation applicable to such Investor.

      3.2  Further Limitations on Disposition.  Without in any way limiting the
           ----------------------------------
representations set forth above, each Investor further agrees not to make any disposition of all or any portion of the Securities unless and until:

           (a) there is then in effect a Registration Statement under the Act covering such proposed disposition and such disposition is made in accordance with such Registration Statement; or

           (b) (i) such Investor shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Investor shall have furnished the Company with an opinion reasonably satisfactory to the Company of counsel, reasonably satisfactory to the Company, that such disposition will not require registration of such shares under the Act. It is agreed that the Company will not require an opinion of counsel for any transactions made by an Investor pursuant to Rule 144 or 144A.

Notwithstanding the provisions of paragraphs (a) and (b) above, no such registration statement or opinion of counsel shall be necessary for a transfer by an Investor which is a partnership to a partner of such partnership or a retired partner of such partnership who retires after the date hereof, or to the estate of any such partner or retired partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be subject to the terms hereof to the same extent as if he were an original Investor hereunder.

      3.3  Legends.  It is understood that the certificates evidencing the
           -------
Common Stock (and the Common Stock issuable upon conversion thereof) shall bear the following legend:

      These securities have not been registered under the Securities Act of 1933. They may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the securities under such Act or an opinion of counsel, satisfactory to the Company, that such registration is not required, or unless sold pursuant to Rule 144 or 144A under such Act.

      3.4  Board of Directors.  The Investors shall vote their Common Stock in
           ------------------
accordance with the provisions of the form of Voting and Stock Restriction Agreement attached hereto as Exhibit F.

      4.   Conditions of Each Investor's Obligations at the Initial Closing.
The obligations of each Investor under Section 1 of this Agreement are subject to the fulfillment on or before the Initial Closing of each of the following conditions, the waiver of which shall not be effective against any Investor that does not consent in writing thereto:

      4.1  Representations and Warranties.  The representations and warranties
           ------------------------------
of the Company contained in Section 2 shall be true on and as of the Initial Closing with the same effect as though such representations and warranties had been made on and as of the date of the Initial Closing.

      4.2  Performance.  The Company shall have performed and complied with all
           -----------
agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Initial Closing.

      4.3  Compliance Certificate.  The President of the Company shall deliver
           ----------------------
to each Investor at the Initial Closing an accurate certificate certifying that the conditions specified in Sections 4.1 and 4.2 have been fulfilled and stating that there shall has been no adverse change in the business, affairs, prospects, operations, properties, assets or condition of the Company since November 1993.

      4.4  Proceedings and Documents.  All corporate and other proceedings in
           -------------------------
connection with the transactions contemplated at the Initial Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to each Investor and Morgan, Lewis & Bockius, and the Investors shall have received all such counterpart original and certified or other copies of such documents as they may reasonably request.

      4.5  Board of Directors.  The directors of the Company shall consist of
           ------------------
the persons designated in accordance with the provisions of Section 3.4 hereof.

      4.6  Management Group.  The Management Group shall have purchased, and
           ----------------
shall purchase concurrently, the minimum number of shares of Common Stock required to be purchased by it in accordance with Section 1.1 hereof and
Schedule II hereto.

      4.7  Certain Ancillary Agreements.  A Voting and Stock Restriction
           ----------------------------
Agreement in the form attached as Exhibit F shall have been executed and delivered by each member of the Management Group.

      4.8  Key-Man Insurance.  The Company shall have obtained, and shall have
           -----------------
furnished to the Investors copies of, term insurance (or binders with respect thereto) on the lives of each of Bergstein and Moffitt, in each case in the amount of $1.5 million and with the proceeds payable solely to the Company.

      4.9  Opinion of Company Counsel.  The Investors shall have received from
           --------------------------
Gordon & Glickson, P.C., counsel for the Company, an opinion, dated as of the Closing, in form and substance reasonably acceptable to the Investors.

      4.10  Securities Law Compliance.  The Company shall have complied with all
            -------------------------
requirements of federal and state securities or "blue sky" laws with respect to the issuance of the Common Stock to the Investors hereunder.

      5.  Conditions of the Company's Obligations at Closing.  The obligations
          --------------------------------------------------
of the Company under Section 1 of this Agreement are subject to the fulfillment on or before the Initial Closing of each of the following conditions:

      5.1  Representations and Warranties.  The representations and warranties
           ------------------------------
of the Investors contained in Section 3 shall be true on and as of the Initial Closing with the same effect as though such representations and warranties had been made on and as of the date of the Initial Closing.

      5.2  Payment of the Purchase Price.  The Investors shall have delivered
           -----------------------------
the purchase price to be paid at the Initial Closing in accordance with Section
1.2 hereof and Schedule I hereto.

      5.3  Ancillary Agreement.  A Voting and Stock Restriction Agreement in the
           -------------------
form attached as Exhibit F shall have been executed and delivered on behalf of each of the Investors.

      6.  Registration Rights Generally.  The Company covenants and agrees as
          -----------------------------
follows:

      6.1  Definitions.  For purposes of this Section 6:
           -----------

           (a) The terms "register," "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

           (b) The term "Registrable Securities" means (i) the Common Stock issued to Investors hereunder, (ii) the Common Stock issued to an Investor upon exercise of the Warrant, (iii) the Common Stock issued to the Management Group in accordance with Section 1.1 hereof and Schedule II hereto, and (iv) any Common

Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, such Common Stock, excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which the person's rights under this Section 6 are not assigned.

          (c) The number of shares of "Registrable Securities then outstanding" shall be determined based upon the number of (i) outstanding shares of Common Stock which are Registrable Securities, (ii) Warrant Shares issuable upon exercise of the Warrant and (iii) shares of Common Stock issuable pursuant to then exercisable or convertible securities which are Registrable Securities.

          (d) The term "Holder" means any person owning or having the right to acquire Registrable Securities hereunder or any assignee thereof in accordance with Section 6.13 hereof.

          (e) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the Securities and Exchange Commission ("SEC") which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

     6.2  Request for Registration.
          ------------------------

          (a) If the Company shall receive at any time after the earlier of (i) the fourth anniversary of date of this Agreement or (ii) six months after the effective date of the first registration statement for a public offering of securities of the Company, a written request from the Holders of a majority of the Registrable Securities then outstanding that the Company file a registration statement under the Act covering the registration of at least 20 percent of the Registrable Securities then outstanding (or a lesser percent if the anticipated aggregate offering price, net of underwriting discounts and commissions, would exceed $2 million), then the Company shall, within ten days after the receipt thereof, give written notice of such request to all Holders, and shall, subject to the limitations of subsection 6.2(b), effect as soon as practicable, and in any event within 90 days of the receipt of such request, the registration under the Act of all Registrable Securities which the Holders request to be registered within 20 days after the mailing of such notice by the Company in accordance with Section 9.6. Neither the Company nor any person other than the Holders shall be entitled to include shares in the registrations made under this Section 6.2.

          (b) If the Holders initiating the registration request hereunder ("Initiating Holders") intend to distribute the

Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to this Section 6.2 and the Company shall include such information in the written notice referred to in Section 6.2(a). In such event, the right of any Holder to include his Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall enter into an underwriting agreement (together with the Company as provided in Section 6.4(e)) in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this
Section 6.2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company owned by each Holder.

          (c) The Company is obligated to effect only one registration pursuant to this Section 6.2.

          (d) Notwithstanding the foregoing, if the Company shall furnish to Holders requesting a registration statement pursuant to this Section 6.2, a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would have a materially adverse effect upon the Company and its shareholders for such registration statement to be filed and it is therefore essential to defer the filing of such registration statement, the Company shall have the right to defer such filing for a period of not more than 120 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any 12-month period.

      6.3  Company Registration.  If (but without any obligation to do so) the
           --------------------
Company proposes to register (including for this purpose a registration effected by the Company for shareholders other than the Holders) any of its capital stock or other securities under the Act in connection with the public offering of such securities solely for cash (other than a registration relating solely to the sale of securities to participants in a Company stock plan, or a registration on any form which does not include substantially the same information, other than information related to the selling shareholders or their plan of distribution, as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall, at such time, promptly give each Holder written notice of such registration. Upon the written request of each Holder given within 20 days after mailing of such notice by the Company in accordance with Section 9.6, the Company shall, subject to the provisions of
Section 6.8, cause to be registered under the Act all of the Registrable Securities that each such Holder has requested to be registered.

     6.4  Obligations of the Company.  Whenever required under this Section 6
          --------------------------
to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

          (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to 120 days.

          (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

          (c) Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required to qualify to do business or to file a general consent to service or process in any such states of jurisdictions.

          (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

           (f) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

           (g) In the case of an underwritten public offering, furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 6, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this
Section 6, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

      6.5  Furnish Information.  It shall be a condition precedent to the
           -------------------
obligations of the Company to take any action pursuant to this Section 6 with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

      6.6  Expenses of Demand Registration.  All expenses other than
           -------------------------------
underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Section 6.2, including without limitation all registration, filing and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company, and the reasonable fees and disbursements of one counsel for the selling Holders shall be borne by the Company.

      6.7  Expenses of Company Registration.  The Company shall bear and pay all
           --------------------------------
expenses incurred in connection with any registration, filing or qualification of Registrable Securities with respect to the registrations pursuant to Section
6.3 for each Holder (which right may be assigned as provided in Section 6.13), including without limitation all registration, filing, and qualification fees, printers and accounting fees relating or allocable thereto and the reasonable fees and disbursements of one counsel for the selling Holders selected by them, but excluding underwriting discounts and commissions relating to Registrable Securities.

      6.8  Underwriting Requirements.  In connection with any offering involving
           -------------------------
an underwriting of shares being issued by the Company, the Company shall not be required under Section 6.3 to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the opinion of the underwriters, jeopardize the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by shareholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters reasonably believe compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters believe will not jeopardize the success of the offering (the securities so included to be apportioned pro rata among the selling shareholders according to the total amount of securities entitled to be included therein owned by each selling shareholder or in such other proportions as shall mutually be agreed to by such selling shareholders) but in no event shall the amount of securities of the selling Holders included in the offering be reduced below 25 percent of the total amount of securities included in such offering, unless such offering is the initial public offering of the Company's securities in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholder's securities are included. For purposes of the preceding parenthetical concerning apportionment, for any selling Holder which is partnership or corporation, the partners, retired partners and shareholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling shareholder," and any pro-rata reduction with respect to such "selling shareholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling shareholder," as defined in this sentence.

      6.9  Delay of Registration.  No Holder shall have any right to obtain or
           ---------------------
seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

      6.10  Indemnification.  In the event any Registrable Securities are
            ---------------
included in a registration statement under this Section 6:

          (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus (but only if such is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such is not corrected in the final prospectus) or (iii) any violation or alleged violation by the Company in connection with the registration of Registrable Securities under the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such Holder, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.10(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

          (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Holder expressly for use in connection with such registration; and each such Holder will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this Section 6.10(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 6.10(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this Section 6.10(b) exceed the gross proceeds from the offering received by such Holder.

          (c) If the indemnification provided for in this Section 6.10 is unavailable or insufficient to hold harmless an indemnified party under Section 6.10(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in
Section 6.10(a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Section 6.10(c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the next preceding sentence. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this Section 6.10(c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any loss, claim, damage, liability or proceeding which is the subject of this Section 6.10(c). No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (d)  Promptly after receipt by an indemnified party under this Section
6.10 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 6.10, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 6.10, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 6.10.

          (e)  The obligations of the Company and the Holders under this Section
6.10 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 6, and otherwise.

    6.11  Reports Under Securities Exchange Act of 1934.  With a view to
          ---------------------------------------------
making available to the Holders the benefits of Rules 144 and 144A promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) Make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times after 90 days following the effective date of the first registration statement filed by the Company for the offering of its securities to the general public.

          (b) Take such action, including the voluntary registration of its Common Stock under Section 12 of the 1934 Act, as is necessary to enable the Holders to utilize Form S-3 for the sale of their Registrable Securities, such action to be taken as soon as practicable after the end of the fiscal year in which the first registration statement filed by the Company for the offering of its securities to the general public is declared effective.

          (c) File with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act.

          (d) Furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company as to its compliance with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Act and the 1934 Act (at any time after it has become subject to such reporting requirements), or as to its qualification that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such rule or regulation.

    6.12  Form S-3 Registration.  In case the Company shall receive from any
          ---------------------
Holder or Holders of at least 10 percent of the Registrable Securities then outstanding a written request or requests that the Company effect a registration on Form S-3 and any related qualification or compliance with respect to all or a part of the Registrable Securities owned by such Holder or Holders, the Company will:

          (a) Promptly give written notice of the proposed registration, and any related qualification or compliance, to all other Holders.

          (b) As soon as practicable, effect such registration and all such qualifications and compliances as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any other Holder or Holders joining in such request as are specified in a written request given within 15 days after receipt of such written notice from the Company; provided, however, that the Company shall not be obligated to effect any such registration, qualification or compliance, pursuant to this section 6.12: (i) if Form S-3 is not available for such offering by the Holders; (ii) if the Holders, together with the holders of any other securities of the Company entitled to inclusion in such registration, propose to sell Registrable Securities and such other securities (if any) at an aggregate price to the public (net of any underwriters' discounts or commissions) of less than $500,000; (iii) if the Company shall furnish to the Holders a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would have a materially adverse effect on the Company and its shareholders for such Form S-3 Registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than 60 days after receipt of the request of the Holder or Holders under this Section 6.12; provided, however, that the Company shall not utilize this right more than once in any 12-month period; (iv) if the Company has, within the 12-month period preceding the date of such request, already effected one registration on Form S-3 for the Holders pursuant to this
Section 6.12; (v) if the Company has already effected three registrations on Form S-3 for the Holders pursuant to this Section 6.12; or (vi) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance.

          (c) Subject to the foregoing, the Company shall file a registration statement covering the Registrable Securities and other securities so requested to be registered as soon as practicable after receipt of the request or requests of the Holders. All expenses incurred in connection with the registrations requested pursuant to Section 6.12, including without limitation all registration, filing, qualification, printer's and accounting fees and the reasonable fees and disbursements of counsel for the selling Holder or Holders and counsel for the Company, shall be borne by the Company. Any underwriters' discounts or commissions associated with Registrable Securities pursuant to
Section 6.12 shall be borne pro rata by the Holder or Holders participating in the Form S-3 Registration. Registrations effected pursuant to this Section 6.12 shall not be counted as demands for registration or registrations effected pursuant to Sections 6.2.

      6.13  Assignment of Registration Rights.  The rights to cause the Company
            ---------------------------------
to register Registrable Securities pursuant to this Section 6 may be assigned by a Holder to a transferee or assignee of any Registrable Securities; provided, however, the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and provided, further, that such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Act; and provided, further, that registration rights may not be transferred to a competitor of the Company.

      6.14  Limitations on Subsequent Registration Rights.  From and after the
            ---------------------------------------------
date of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 6.2 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of such holder's securities will not reduce the amount of the Registrable Securities of the Holders which is included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in Section 6.2(a)(i) or (ii) or within 120 days of the effective date of any registration effected pursuant to Section 6.2.

    6.15  "Lock-up" Agreement.
           -------------------

          (a) Each Holder agrees, if so requested by the Company or an underwriter of Common Stock or other securities of the Company, not to sell, grant any option or right to buy or sell, or otherwise transfer or dispose in any manner (whether in privately-negotiated or open-market transactions) of any Common Stock (or other securities) of the Company held by such Holder during the 180-day period following the effective date of the registration statement filed under the Act in connection with the initial public offering of the Common Stock, provided that: (i) such agreement shall apply only to the initial public offering of the Common Stock and (ii) all Holders, any holders of Common Stock whose securities are included in such registration statement, and all officers, directors and key employees of the Company shall also enter into, and be bound by, similar agreements. Such agreement shall be in writing and in a form satisfactory to the Company and such underwriter, and may be included in the underwriting agreement. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the 180-day period.

No Holder shall be so restricted unless all shareholders are similarly and proportionally restricted.

          (b) Each Holder agrees that if, after its initial registered public offering of Common Stock, the Company proposes to offer any its Common Stock or other equity securities for sale to the public and:

               (i) if such Holder is an "affiliate" of the Company (e.g., because a general partner of the Holder is a director of the Company) or otherwise holds beneficially or of record ten percent or more of the outstanding equity securities of the Company;

              (ii) if so requested by the Company or an underwriter of Common Stock or other securities of the Company; and

              (iii) if all other similarly situated "affiliates" and ten-percent beneficial holders are requested by the Company and such underwriter to sign, and actually do sign, a lock-up agreement containing the restrictions described herein;

then, such Holder will not sell, grant any option or right to buy or sell, or otherwise transfer or dispose in any manner to the public in open-market transactions any Common Stock (or other securities) of the Company held by such Holder during the 90-day period following the effective date of the registration statement filed under the Act. Such agreement shall be in writing and in form and substance reasonably satisfactory to the Holder, the Company and such underwriter. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of the 90-day period.

     6.16  Mergers, Etc.  The Company shall not, directly or indirectly, enter
           -------------
into any merger, consolidation or reorganization in which the Company shall not be the surviving corporation unless the proposed surviving corporation shall, prior to such merger, consolidation or reorganization, agree in writing to assume the obligations of the Company under this Section 6, and for that purpose references herein to Registrable Shares shall be deemed to be references to the securities which the Investors would be entitled to receive in exchange for Registrable Shares under any such merger, consolidation or reorganization; provided, however, that the provisions of this Section 6.16 shall not apply in the event of any merger, consolidation or reorganization in which the Company is not the surviving corporation if all Holders are entitled to receive in exchange for their Registrable Shares consideration consisting solely of (a) cash, (b) securities of the acquiring corporation which may be immediately sold to the public without registration under the Act or (c) securities of the acquiring corporation which the acquiring corporation has agreed to register for resale to the public under the Act within 90 days after completion of the merger, consolidation or reorganization.

     6.17  Amendment of Registration Rights.  Any provision of this Section 6
           --------------------------------
may be amended or the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then held by the Investors. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities are convertible), each future holder of all such securities, and the Company.

     7.    Special Registration in Connection with Rights Offering.
           -------------------------------------------------------
     7.1   Rights Offering.
           ---------------

           (a) *

           (b) Safeguard may initiate the Rights Offering at any time during the period between the second and eighth anniversaries of the Initial Closing at such time as the total market value of the Company is at least $30 million, which determination shall be made in good faith, upon request by Safeguard from time to time, by the Board of Directors of the Company with the assistance and advice of such experts or consultants as the Board may choose to retain, if any.

           (c) The gross proceeds of the Rights Offering, less the aggregate amount of the underwriting discounts and commissions paid in respect of all the Rights, shall be shared equally by the Company and Safeguard.

     7.2   Stock Split.  After Safeguard has notified the Company of its
           -----------
intention to commence the Rights Offering, the Company

* This paragraph was amended and restated in its entirety pursuant to the First Amendment to Diamond Technology Partners, Inc. Stock Purchase Agreement.

shall, prior to the filing of the Rights Registration Statement (or such earlier date as may be agreed to by the Company and Safeguard), take all such actions as shall be necessary to cause a split of the Common Stock in such ratio as Safeguard shall determine. All references to share amounts in this Agreement other than as specifically noted shall be deemed to refer to share amounts prior to such split.

      7.3  Rights Registration Statement.  Upon notice by Safeguard to the
           -----------------------------
Company of its intention to commence the Rights Offering, the Company shall promptly prepare the Rights Registration Statement on Form S-1, or any form then applicable under the Act, to register under the Act the Rights and the shares of Common Stock to be issued upon exercise of the Rights (the "Rights Shares").
The Company covenants that the Rights Registration Statement and the prospectus included therein shall be in form reasonably satisfactory to Safeguard, shall comply in all respects with the Act and the rules and regulations thereunder, and shall not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

      7.4  Registration Services.  The Company shall cause its regular counsel
           ---------------------
and auditors and the Company's employees to render such assistance in consummating the Rights Offering, at the Company's expense, as is customary in the consummation by a company of its initial public offering. Safeguard also may engage special legal counsel, one or more rights, registrar and transfer agents, and such other consultants as Safeguard may deem necessary or desirable in connection with the Rights Offering, the expenses of which shall be paid by the Company. In addition, Safeguard may require the Company to engage a registered broker-dealer of Safeguard's designation, subject to the reasonable approval of the Company, to provide such services in connection with the Rights Offering as Safeguard may deem reasonably necessary or desirable, including without limitation to effect or underwrite the offering of the Rights or the Rights Shares in states in which applicable state laws require that a registered broker-dealer effect such offering. The Company shall bear and pay all expenses incurred in connection with the registration, filing or qualification of the Rights, excluding the underwriting discounts and commissions relating to one-half of the Rights, which discounts and commissions shall be borne by Safeguard.

      7.5  Indemnification.
           ---------------

           (a) To the extent permitted by law, the Company will indemnify and hold harmless Safeguard, its executive officers, directors, each person who controls Safeguard within the meaning of the Act, each person who participates as an underwriter and each person who controls any such participating underwriter against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Rights Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Rights Registration Statement, including any preliminary prospectus (but only if such is not corrected in the final prospectus) contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading (but only if such is not corrected in the final prospectus) or (iii) any violation or alleged violation by the Company in connection with the registration of the Rights or the Rights Shares under the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; and the Company will pay to each such person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Rights Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by such person.

           (b) To the extent permitted by law, Safeguard will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, each person who participates as an underwriter and each person who controls any such participating underwriter against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Rights Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by Safeguard expressly for use in connection with the Rights Registration

Statement; and Safeguard will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this
Section 7.5(b), in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section 7.5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Safeguard, which consent shall not be unreasonably withheld; provided, however, that in no event shall any indemnity under this Section 7.5(b) exceed the gross proceeds from the offering received by Safeguard.

           (c) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7.5(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in
Section 7.5(a) or (b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by each indemnifying party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contributions pursuant to this Section 7.5(c) were to be determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the next preceding sentence. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities, or actions in respect thereof, referred to in the first sentence of this Section 7.5(c) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any loss, claim, damage, liability or proceeding which is the subject of this Section 7.5(c). No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

           (d)  Promptly after receipt by an indemnified party under this
Section 7.5 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 7.5, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 7.5, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 7.5.

           (e)  The obligations of the Company and Safeguard under this Section
7.5 shall survive the completion of the Rights Offering in a Rights Registration Statement under this Section 7, and otherwise.

      8.   Covenants of the Company.
           ------------------------

      8.1  Delivery of Financial Statements.  The Company shall deliver to each
           --------------------------------
Investor:

           (a) As soon as practicable, but in any event within 90 days after the end of each fiscal year of the Company, the balance sheet of the Company as of the end of such fiscal year, statements of operations of the Company for such fiscal year and statements of cash flow of the Company for such fiscal year, such year-end financial reports to be in reasonable detail, prepared in accordance with GAAP, and audited and certified by independent public accountants of nationally recognized standing selected by the Company.

           (b) As soon as practicable, but in any event within 45 days after the end of each of the first three quarters of each fiscal year of the Company, an unaudited balance sheet of the Company as at the end of such fiscal quarter, and unaudited statements of operations and statements of cash flow for such fiscal quarter, in reasonable detail and prepared in accordance with GAAP.

           (c) Within 30 days after the end of each month, an unaudited balance sheet of the Company as at the end of such month, and unaudited statements of operations and statements of cash flow for such month, in reasonable detail and prepared in accordance with GAAP, together with an analysis by management of the Company's financial condition and results of operations during such period and explanation by management of any differences between such condition or results and the budget and business plan for such period.

           (d) As soon as practicable, but in any event 30 days prior to the end of each fiscal year, a budget and business plan for the next fiscal year, prepared on a monthly basis, including balance sheets and sources and applications of funds statements for such months and, as soon as prepared, any other budgets or revised budgets prepared by the Company.

           (e) With respect to the financial statements called for in Section 8.1(b) and (c), an instrument executed by the Chief Financial Officer or President of the Company and certifying that such financial statements were prepared in accordance with GAAP consistently applied with prior practice for earlier periods and fairly present the financial condition of the Company and its results of operation for the period specified, subject to normal year-end audit adjustment, and certifying that such officer has reviewed the provisions of this Agreement and has no knowledge of any default by the Company in the performance or observance of any of the provisions of this Agreement or, if such officer has such knowledge, specifying such default and the nature thereof.

           (f) Such other information relating to the financial condition, business, prospects or corporate affairs of the Company as the Investor may from time to time reasonably request.

      8.2  Inspection; Observer Rights.  The Company shall permit each Investor,
           ---------------------------
at such Investor's expense, to visit and inspect the Company's properties, to examine its books of account and records and to discuss the Company's affairs, finances and accounts with its officers, all at such reasonable times as may be requested by the Investor; provided, however, that the Company shall not be obligated pursuant to this Section 8.2 to provide access to any information that it reasonably considers to be a trade secret or the disclosure of which the Company reasonably believes may adversely affect its business. The Company will give each Investor (or any representative designated by such Investor) not less than two days' prior written notice of each meeting of the Board of Directors of the Company and of any committee of the Board of Directors, specifying the time and place of such meeting and, to the extent then known, the matters to be discussed thereat and inviting each such Investor (or such representative) to attend and participate therein (without, however, a right to vote thereat in such capacity).

      8.3  Employee Stock Issuances.  Each of the parties to this Agreement
           ------------------------
consents and agrees that after the date hereof the Company may issue, or grant options with respect to, that number of shares of Common Stock (adjusted to reflect subsequent stock dividends, stock splits or recapitalizations) as shall be determined pursuant to the next succeeding sentence, to such employees of the Company, as may be determined and specified from time to time, at any time after the date of this Agreement, by the Chief Executive Officer of the Company, based upon such information and committee recommendations as he deems necessary; it is anticipated that such options will carry five-year, proportional vesting.* During the first year after the date of this Agreement, the purchase price of any shares of Common Stock issued, and the exercise price of any options granted, to employees pursuant to this Section 8.3 shall be equal to $1.50 per share, or underlying share, of Common Stock, as the case may be. From the first anniversary of the date of this Agreement until thereafter changed by action of the Board of Directors, the purchase price of any shares of Common Stock issued, and the exercise price of any options granted, to employees pursuant to this
Section 8.3 shall be equal to $2.00 per share, or underlying share, of Common Stock, as the case may be.

      8.4  Right of First Offer.  Subject to the terms and conditions specified
           --------------------
in this paragraph 8.4, the Company hereby grants to each Investor and to each member of the Management Group (in each case, so long as such person holds at least 2% of the aggregate number of shares of Common Stock purchased hereunder by all of the Investors or the Management Group and the Common Stock issued, or issuable, upon exercise of the Warrant (collectively, the "Eligible Purchasers"), adjusted to reflect subsequent changes after the date hereof in the number of shares of Common Stock outstanding by reason of stock dividends, stock splits or recapitalizations or the like), a right of first offer with respect to future sales by the Company of its Shares (as hereinafter defined). Each time the Company proposes to offer any shares of, or securities convertible into or exercisable for any shares of, any class of its capital stock ("Shares"), the Company shall first make an offering of such Shares to each Eligible Purchaser in accordance with the following provisions:

           (a) The Company shall deliver a notice pursuant to Section 9.6 ("Notice") to each of the Eligible Purchasers stating (i) its bona fide intention to offer such Shares, (ii) the number of such Shares to be offered and
(iii) the price, if any, for which it proposes to offer such Shares.

* This paragraph was amended and restated in its entirety pursuant to the Second Amendment to the Stock Purchase Agreement.

           (b) Within 15 calendar days after mailing of the Notice, each Eligible Purchaser may elect to purchase, at the price and on the terms specified in the Notice, all but not less than all of such Shares which equals (such number of Shares, the "First Offer Shares") the proportion that (x) the number of shares of Common Stock then held, or Warrant Shares issuable upon exercise of the Warrant, by such Eligible Purchaser bears to (y) the aggregate number of shares of Common Stock then held by all Eligible Purchasers and Warrant Shares issuable upon exercise of the Warrant by any Eligible Purchaser.

           (c) The Company may, during the 120-day period following the expiration of the period provided in Section 8.4(b) hereof, offer any Shares which have not been subscribed for pursuant to Section 8.4(b) to any person or persons at a price not less than, and upon terms no more favorable to the offeree than, those specified in the Notice. If the Company does not consummate the proposed sale of the Shares within such period, the right provided hereunder shall be deemed to be revived and such Shares shall not be offered unless first re-offered to the Eligible Purchaser in accordance herewith.

           (d) The right of first offer in this Section 8.4 shall not be applicable (i) to the issuance or sale of shares of Common Stock (or options therefor) pursuant to Section 8.3 hereof, (ii) to shares issued or issuable by the Company in connection with any merger or reorganization transaction in which the Company is the surviving company, (iii) to the Rights Shares, (iv) to the Warrant Shares or (v) to or after consummation of the Company's sale of its Common Stock to the public in a bona fide, firm commitment underwriting pursuant to a registration statement on Form S-1 under the Act (or any equivalent successor form).

      8.5  Insurance.  The Company shall maintain term insurance on the lives of
           ---------
each of Bergstein and Moffitt, in each case in the amount of $1.5 million, with the proceeds payable solely to the Company.

      8.6  Board of Directors.  The Company shall use its best efforts to fix
           ------------------
and maintain the number of directors on the Board of Directors of the Company at five and to cause and maintain the election to the Board of Directors of the persons designated from time to time in accordance the provisions of the form of Voting and Stock Restriction Agreement attached hereto as Exhibit F. The Company shall promptly reimburse such directors for any expenses incurred by them in connection with their activities as directors of the Company. The Company shall indemnify each of such directors against liability to the fullest extent permitted by applicable law. The Company shall hold meetings of its Board of Directors not less than once every three months.

      8.7  Other Affirmative Covenants.  Without limiting any other covenants
           ---------------------------
and provisions hereof, the Company covenants and agrees that it will perform and observe, and cause each of its subsidiaries in existence from time to time to observe and perform, the following covenants and provisions, unless, with respect to a specific transaction, a waiver of certain specified provisions of this Section 8.7 in connection solely with such transaction is given by the affirmative vote of the holders of no less than 66-2/3% of the outstanding shares of Common Stock then held, or Warrant Shares issuable upon exercise of the Warrant, by any of the Investors:

           (a)  Payment of Taxes and Trade Debt.  Pay and discharge all taxes,
                -------------------------------
assessments and governmental charges or levies imposed upon it or upon its income, profits or business, or upon any properties belonging to it, prior to the date on which penalties attach thereto, and all lawful claims which, if unpaid, might become a lien or charge upon any properties of the Company, provided that the Company shall not be required to pay any such tax, assessment, charge, levy or claim which is being contested in good faith and by appropriate proceedings if the Company shall have set aside on its books sufficient reserves, if any, with respect thereto. Pay, when due, or in conformity with customary trade terms but not later than 90 days from the due date, all lease obligations, all trade debt, and all other indebtedness incident to the operations of the Company, except such as are being contested in good faith and by proper proceedings if the Company shall have set aside on its books sufficient reserves, if any, with respect thereto.

           (b)  Maintenance of Insurance.  Maintain insurance with responsible
                ------------------------
and reputable insurance companies or associations in such amounts and covering such risks as is customarily carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Company operates, but in any event in amounts sufficient to prevent the Company from becoming a co-insurer.

           (c)  Preservation of Corporate Existence.  Preserve and maintain its
                -----------------------------------
corporate existence, rights, franchises and privileges in the jurisdiction of its incorporation, and qualify and remain qualified as a foreign corporation in each jurisdiction in which such qualification is necessary or desirable in view of its business and operations or the ownership or lease of its properties. Preserve and maintain all licenses and other rights to use Intellectual Property owned or possessed by it and deemed by the Company to be necessary or useful to the conduct of its business.

           (d)  Compliance with Laws.  Comply with the requirements of all
                --------------------
applicable laws, rules, regulations and orders of any governmental authority, the non-compliance with which could materially adversely affect its business or condition, financial or otherwise.

           (e)  Keeping of Records and Books of Account.  Keep adequate records
                ---------------------------------------
and books of account in which complete entries will be made in accordance with generally accepted accounting principles consistently applied, reflecting all financial transactions of the Company and in which, for each fiscal year, all proper reserves for depreciation, depletion, obsolescence, amortization, taxes, bad debts and other purposes in connection with its business shall be made.

           (f)  Maintenance of Properties.  Maintain and preserve all of its
                -------------------------
properties and assets, necessary or useful in the proper conduct of its business, in good repair, working order and condition, ordinary wear and tear excepted.

           (g)  Compliance with ERISA.  Comply with all minimum funding
                ---------------------
requirements applicable to any pension, employee benefit plans or employee contribution plans which are subject to ERISA or to the Code, and comply in all other material respects with the provisions of ERISA and the Code, and the rules and regulations thereunder, which are applicable to any such plan. The Company shall not permit any event or condition to exist which could permit any such plan to be terminated under circumstances which would cause the lien provided for in Section 4068 of ERISA to attach to the assets of the Company.

           (h)  Approval of Budgets and Business Plan. Prior to the commencement
                -------------------------------------
of each fiscal year commencing after the date hereof, prepare and submit to, and obtain the approval of the Board of Directors of, monthly capital and operating expense budgets, cash flow projections, profit and loss projections, and a revised business plan. The operations of the Company's business shall be conducted in a manner consistent with the Business Plan, as revised and approved from time to time by the Board of Directors, including without limitation all executive compensation and benefits set forth therein. The Company shall not enter into any activity not envisioned by the budget and business plan as then approved by the Board of Directors.

           (i)  Financings.  Promptly, fully and in detail, inform the Board of
                ----------
Directors of any discussions, offers or contracts relating to possible financings of any nature for the Company, whether initiated by the Company or any other person, except for minor financings of less than $50,000 which do not include as a feature thereof any right to acquire any of the equity securities of the Company.

           (j)  New Developments.  Cause all technological developments,
                ----------------
inventions, discoveries or improvements by the Company's employees or agents to be fully documented in accordance with the Company's existing practices, cause all key employees and consultants of the Company to execute appropriate patent assignment agreements to the Company and, where possible and appropriate, to file and prosecute United States and foreign patent applications relating to and protecting such developments on behalf of the Company.

           (k)  Compensation. Prepare and submit to, and obtain the approval of,
                ------------
the Board of Directors of a compensation policy for its officers, which shall contain guidelines for reasonable levels of salary and other employment benefits, and which shall be periodically updated, and comply with such compensation policy in making all compensation offers to new officers and compensation changes to existing officers, of which all cash compensation and equity compensation offers or changes shall be subject to the approval of the Board of Directors.

           (l)  Employees. *
                ---------

      8.8  Certain Negative Covenants.  Without limiting any other covenants and
           --------------------------
provisions hereof, the Company covenants and agrees that it will comply with and observe the following negative covenants and provisions and will not, unless, with respect to a specific transaction, a waiver of certain specified provisions of this Section 8.8 in connection solely with such transaction is given by the affirmative vote of the holders of no less than 66-2/3% of the outstanding shares of Common Stock then held by, or Warrant Shares issuable upon exercise of the Warrant by, any of the Investors:

           (a)  Merger or Sale of Assets.  Merge or consolidate with, or sell,
                ------------------------
assign, lease or otherwise dispose of or voluntarily part with the control of (whether in one transaction or in a series of transactions) a material portion of its assets to any person (whether now owned or hereinafter acquired) or sell, assign or otherwise dispose of (whether in one transaction or in a series of transactions) any of its accounts receivable (whether now in existence or hereinafter created) at a discount or with recourse, to any person, except for sales or other dispositions of assets in the ordinary course of business.

           (b)  Dealings with Affiliates.  Enter into any transaction, including
                ------------------------
without limitation any loans or extensions of credit or royalty agreements with any officer or director of the Company or holder of any class of capital stock of the

* This paragraph was amended and restated in its entirety pursuant to the First Amendment to Diamond Technology Partners, Inc. Stock Purchase Agreement.

Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or stockholders or members of their immediate families except in the ordinary course of business and on terms not less favorable to the Company than it would obtain in a transaction between unrelated parties.

           (c)  Change in Nature of Business.  Make, or permit any material
                ----------------------------
change in the nature of its business as carried on at the date hereof or as contemplated in the Business Plan prior to the date hereof.

           (d)  Acquisition of Shares by the Company.  Redeem, purchase or
                ------------------------------------
otherwise acquire for value (or pay into or set aside for a sinking fund for such purchase), any share or shares of any equity security of the Company, except for shares of stock that are required or permitted to be purchased by the Company from employees who are leaving the Company or pursuant to a right of first refusal, in each case pursuant to any agreement disclosed herein or set forth as an exhibit hereto.

           (e)  Amendment to Charter. Make any amendment to its Amended Articles
                --------------------
or Bylaws which limits its legal capacity or ability to perform its obligations under this Agreement, the Ancillary Agreements, the Business Plan, the memorandum relating to governance matters dated December 1, 1993, as updated January 7, 1994, or any other instrument or agreement executed or to be executed pursuant to the provisions hereof or thereof or which may materially adversely affect the rights of the Investors.

           (f)  Dividends and Distributions. Declare or pay any dividend or
                ---------------------------
distribution on its capital stock.

           (g)  Restriction on Indebtedness.  Except in accordance with the
                ---------------------------
budgets then approved by the Board of Directors pursuant to Section 8.7(h), incur, create or assume any indebtedness, or incur any guarantee or similar contingent obligation in respect of the indebtedness of others, whether or not classified on the Company's balance sheet as a liability, or permit any subsidiary of the Company to do any of the foregoing.

           (h)  Restriction on Certain Amendments.  Amend the Diamond Technology
                ---------------------------------
Partners, Inc. Partners' Operating Agreement between the Company and Bergstein, Moffitt and Michael E. Mikolaiczyk (as the Initial Partners) and Bergstein (as the CEO), or any of the Diamond Technology Partners' Inc. Employees' Proxy and Stock Restriction Agreements now or hereafter entered into by and between the Company, an employee of the Company and the person who is the Chairman of the Board and Chief Executive Officer of the Company.

      8.9   Indemnification.  The Company shall indemnify and hold harmless each
            ---------------
Investor, and each of its officers, directors or partners, and agents, from and against any losses, claims, damages and liabilities, and any reasonable legal or other expenses incurred by any of them, arising as a result of claims brought against such person by the previous employer of any employee of the Company, (i) alleging any breach, for the benefit of the Company, of such employee's obligations to the previous employer with respect to confidential information of the previous employer, (ii) based upon the Company's hiring of such employee or
(iii) that are deemed by the Company, in its sole discretion, to be frivolous or harassing.

      8.10  Employees.  Except with the approval of the Board of Directors,
            ---------
employ any key employee who is not a partner.

      8.11  Termination of Certain Covenants.  The covenants set forth in
            --------------------------------
Sections 8.1(c), (d), (e) and (f), and Sections 8.2, 8.3, 8.4, 8.6, 8.7, 8.8 and
8.10 shall terminate and be of no further force or effect upon the consummation of the first public offering of securities of the Company pursuant to an effective registration statement under the Securities Act of 1933, as amended (including without limitation the Rights Offering).

      9.    Miscellaneous.
            -------------

      9.1   Survival of Warranties.  The warranties, representations and
            ----------------------
covenants of the Company and Investors contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and each Closing and shall in no way be affected by any investigation of the subject matter thereof made by or on behalf of the Investors or the Company.

      9.2   Successors and Assigns.  The terms and conditions of this Agreement
            ----------------------
shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

      9.3   Governing Law.  This Agreement shall be governed by and construed
            -------------
under the laws of the Commonwealth of Pennsylvania as applied to agreements entered into and to be performed entirely within Pennsylvania.

      9.4  Counterparts.  This Agreement may be executed in two or more
           ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      9.5  Titles and Subtitles.  The titles and subtitles used in this
           --------------------
Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

      9.6  Notices.  Unless otherwise provided, any notice required or permitted
           -------
under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified, either personally or by recognized courier service, or upon deposit with the United States Post Office, by registered or certified mail, in each case with charges prepaid and addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten days' advance written notice to the other parties.

      9.7  Finder's Fee.  Each party represents that it neither is nor will be
           ------------
obligated for any finders' fee or commission in connection with this transaction. Each Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless each Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

      9.8  Expenses.  Irrespective of whether any Closing is effected, each
           --------
party shall pay all costs and expenses incurred by it with respect to the negotiation, execution, delivery and performance of this Agreement, including without limitation the reasonable fees and expenses of its counsel. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the Amended Articles or any of the Ancillary Agreements, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

      9.9  Amendments and Waivers.  Except as specified in Section 6.17, any
           ----------------------
term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Common Stock held by the Investors or issuable to an Investor upon exercise of the Warrant. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holders of any securities purchased under this Agreement at the time outstanding

(including securities into which such securities are convertible), each future holder of all such securities, and the Company; provided, however, that no condition set forth in Section 4 hereof may be waived with respect to any Investor who does not consent thereto.

      9.10  Severability.  If any provision of this Agreement or the application
            ------------
thereof to any person or circumstance is held invalid or unenforceable in any jurisdiction, the remainder of this Agreement, and the application of such provision to such person or circumstance in any other jurisdiction or to other persons or circumstances in any jurisdiction, shall not be affected thereby, and to this end the provisions of this Agreement shall be severable.

      9.11  Aggregation of Stock.  All shares of the Common Stock held or
            --------------------
acquired by affiliated entities or persons shall be aggregated together for the purpose of determining the availability of any rights under this Agreement.

     IN WITNESS WHEREOF, the undersigned have executed, or caused to be executed on their behalf by an agent thereunto duly authorized, this Agreement as of the date first above written.

The Company:                 DIAMOND TECHNOLOGY PARTNERS, INC.



                             By: [SIGNATURE APPEARS HERE]
                                ---------------------------------
                                Title: Chairman

                                Address: Chicago, Ill.


The Investors:               TECHNOLOGY LEADERS, L.P.

                             By:  Technology Leaders Management, Inc.
                                  (General Partner)

                             By: [SIGNATURE APPEARS HERE]
                                ---------------------------------
                             As its:  Managing Director


                             TECHNOLOGY LEADERS OFFSHORE C.V.

                             By:  Technology Leaders Management, Inc.
                                  (General Partner)

                             By: [SIGNATURE APPEARS HERE]
                                ----------------------------------
                             As its: Managing Director

                        (Signatures Continued)

                             SAFEGUARD SCIENTIFICS, INC.

                             By: [SIGNATURE APPEARS HERE]
                                --------------------------------------
                             As its:  Ex. V.P.


                             CIP, L.P.

                             By:
                                --------------------------------------
                             As its:


                                /s/ Melvyn E. Bergstein
                                --------------------------------------
                                Melvyn E. Bergstein


                                /s/ Christopher J. Moffitt
                                ------------------------------
                                Christopher J. Moffitt

                                SAFEGUARD SCIENTIFICS, INC.



                                By: [SIGNATURE APPEARS HERE]
                                   ------------------------------
                                As its:



                                CIP CAPITAL L.P.


                                By: [SIGNATURE APPEARS HERE]
                                   ------------------------------
                                As its: President, CIP Capital
                                        Management Inc.
                                        (General Partner)


                                /s/ Melvyn E. Bergstein
                                ---------------------------------
                                Melvyn E. Bergstein


                                /s/ Christopher J. Moffitt
                                ---------------------------------
                                Christopher J. Moffitt

                             INDEX OF DEFINED TERMS


Defined Term                                                        Page
------------                                                        ----

1934 Act............................................................. 20
Act.................................................................. 11
Amended Articles...................................................... 1
Ancillary Agreements.................................................. 4
Bergstein............................................................. 1
Business Plan......................................................... 3
Closing............................................................ 2, 3
Code................................................................. 10
Common Stock.......................................................... 1
Company............................................................... 1
Eligible Purchaser................................................... 33
ERISA................................................................. 9
First Offer Shares................................................... 34
Form S-3............................................................. 15
GAAP.................................................................. 5
Holder............................................................... 15
Initial Closing....................................................... 2
Initiating Holders................................................... 15
Intellectual Property................................................. 6
Investor.............................................................. 1
Investors............................................................. 1
Letter Revisions...................................................... 7
Management Group...................................................... 2
Material Contracts.................................................... 7
Moffitt............................................................... 1
Notice............................................................... 33
Opening Balance Sheet................................................. 5
Register............................................................. 14
Registrable Securities............................................... 14
Registrable Securities then outstanding.............................. 15
Registration......................................................... 14
Rights............................................................... 27
Rights Offering...................................................... 27
Rights Registration Statement........................................ 27
Rights Shares........................................................ 28
Rights Violation..................................................... 29
Safeguard............................................................. 1
SEC.................................................................. 15
Second Closing........................................................ 2
Securities........................................................... 10
Shares............................................................... 33
Third Closing........................................................  2
TSC.................................................................. 39
Violation............................................................ 20
Warrant............................................................... 1

                              FIRST AMENDMENT TO
                        DIAMOND TECHNOLOGY PARTNERS, INC
                            STOCK PURCHASE AGREEMENT

     This is an amendment ("Amendment"), dated November ___, 1994, to a certain Diamond Technology Partners, Inc. Stock Purchase Agreement dated as of March 22, 1994 (the "Stock Purchase Agreement") by and among Diamond Technology Partners, Inc. (the "Company"), Melvyn E. Bergstein ("Bergstein"), Christopher J. Moffitt ("Moffitt"), Safeguard Scientifics, Inc. ("Safeguard"), and the investors listed on Schedule I to the Stock Purchase Agreement (each, an "Investor," and, together with Safeguard, collectively, the "Investors"); this Amendment is made between the Company and the Investors.

     In consideration of the mutual promises set forth in the Stock Purchase Agreement and of the continuing mutual interests of the Company and the Investors, the parties, in accordance with paragraph 9.9 of the Stock Purchase Agreement, hereby amend that agreement as follows:

     1. Paragraph 1.1 (c) is hereby amended so as to read, in its entirety, as follows:

     "(c) Except as otherwise provided in Schedule II hereto and Section 1.2(a) and (b) hereof, concurrently with the purchase and sale by the Investors under this Agreement at the Initial Closing, the Second Closing and the Third Closing, a group of the Company's managers including Bergstein and Moffitt and such additional managers as Bergstein and Moffitt shall have designated (each of whom, as well as each individual designated by the Company after the Third Closing as a "Partner", shall (for so long thereafter as he or she remains a Partner) be deemed a member of the "Management Group" herein), will purchase from the Company, and the Company shall sell to the Management Group, the number of shares of Common Stock set forth on Schedule II hereto, in exchange for the purchase price to be paid therefor as set forth thereon."


     2. Paragraph 7.1(a) is hereby amended so as to read, in its entirety, as follows:

               "(a) In consideration of the purchase of certain Common Stock and the Warrant by Safeguard subject to the conditions set forth in this
     Section 7, the Company hereby grants to Safeguard the right to conduct a rights offering (the "Rights Offering") to Safeguard's stockholders in respect of so many shares of Common Stock as Safeguard may specify, and the Company agrees to register such Rights Offering under the Act in accordance with Section 7.3 hereof. The rights to be issued in the Rights Offering (the "Rights") shall be issued pursuant to a registration statement filed under the Act (the "Rights Registration Statement"), shall be exercisable for a period of no longer than 45 days after the commencement of the Rights Offering and shall be transferable by the holder thereof during such period. One-half of the shares of Common Stock in respect of which the Rights are to be offered shall be newly authorized shares, and one-half of such shares shall be shares theretofore held by Safeguard. Prior to the commencement of the Rights Offering, the Company shall use its best efforts to cause any holder of more than two percent of the Common Stock (or rights to acquire more than two percent of the Common Stock) to execute and deliver to the underwriter of the Rights Offering an agreement to withhold such Common Stock from the market for such period, not to exceed the period commencing 30 days prior to the effective date of the registration statement for the Rights Offering and ending 90 days following the closing thereof, or such other period as the underwriter shall request."

3. Paragraph 8.7(l) is hereby amended so as to read, in its entirety, as follows:

     "(l)  Employees.  Enter into an agreement in respect of employment and
           ---------
proprietary information nondisclosure containing provisions substantially in the form of paragraphs 6, 7 and 8 of Exhibit E-1 attached hereto, in the case of each new partner, and containing provisions substantially in the form of paragraphs 6, 7, 8 and 9 of Exhibit E-2 attached hereto, in the case of each other new executive employee; and enter into an agreement with each other new employee in respect of proprietary information nondisclosure substantially in the form attached hereto as Exhibit E-3."



                            [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the undersigned have executed this First Amendment to Diamond Technology Partners, Inc. Stock Purchase Agreement on the date first written above.

                                    DIAMOND TECHNOLOGY PARTNERS, INC.

                                    By:[SIGNATURE APPEARS HERE]
                                       ----------------------------------------
                                    As its:



                                    TECHNOLOGY LEADERS, L.P.

                                    By:  Technology Leaders Management, Inc.

                                         (General Partner)

                                    By:[SIGNATURE APPEARS HERE]
                                       ----------------------------------------
                                    As its:



                                    TECHNOLOGY LEADERS OFFSHORE C.V.

                                    By:  Technology Leaders Management, Inc.
                                         (General Partner)

                                    By:[SIGNATURE APPEARS HERE]
                                       ----------------------------------------
                                    As its:



                                    SAFEGUARD SCIENTIFICS, INC.

                                    By:[SIGNATURE APPEARS HERE]
                                       ----------------------------------------
                                    As its:



                                    CIP, L.P.

                                    By:[SIGNATURE APPEARS HERE]
                                       ----------------------------------------
                                    As its:

                              SECOND AMENDMENT TO
                       DIAMOND TECHNOLOGY PARTNERS, INC.
                            STOCK PURCHASE AGREEMENT


     This is an amendment ("Amendment"), dated as of April 27, 1995, to the Diamond Technology Partners, Inc. Stock Purchase Agreement dated as of March 22, 1994 (the "Stock Purchase Agreement") by and among Diamond Technology Partners, Inc. (the "Company"), Melvyn E. Bergstein ("Bergstein"), Christopher J. Moffitt ("Moffitt"), Safeguard Scientifics, Inc. ("Safeguard"), and the investors listed on Schedule I to the Stock Purchase Agreement (each, an "Investor," and, together with Safeguard, collectively, the "Investors"), as amended by the First Amendment to Diamond Technology Partners, Inc. Stock Purchase Agreement dated as of November 30, 1994.

     WHEREAS, in connection with previous amendments to various agreements of the Company, including the Stock Purchase Agreement and the Articles of Incorporation of the Company, the authorized number of shares of common stock of the Company was increased and 1,500,000 shares thereof were reserved for sale or as option shares to employees of the Company hired on or after January 2, 1995; and

     WHEREAS, the parties desire to further amend the Stock Purchase Agreement to clarify a provision thereof;

     In consideration of the foregoing and the mutual promises set forth in the Stock Purchase Agreement and of the continuing mutual interests of the Company and the Investors, and for other good and valuable consideration, the receipt, sufficiency and adequacy of which is hereby acknowledged, the parties, in accordance with paragraph 9.9 of the Stock Purchase Agreement, hereby agree as follows:

     1. The second sentence of Section 8.3 of the Stock Purchase Agreement is hereby amended to read, in its entirety, as follows:

     "The number of shares of Common Stock that may be issued, or made subject to options granted, pursuant to this Section 8.3 shall be equal to 4,500,000 minus the number of shares of Common Stock actually purchased by the Management Group pursuant to Section 1.2 hereof and Schedule II hereto."



                            [SIGNATURE PAGE FOLLOWS]

    IN WITNESS WHEREOF, the undersigned have executed this Second Amendment to Diamond Technology Partners, Inc. Stock Purchase Agreement on the date first written above.

                                    DIAMOND TECHNOLOGY PARTNERS, INC.

                                    By: [SIGNATURE APPEARS HERE]
                                       -------------------------------------
                                    As its:


                                    TECHNOLOGY LEADERS, L.P.

                                    By:  Technology Leaders Management, Inc.

                                         (General Partner)

                                    By: [SIGNATURE APPEARS HERE]
                                       -------------------------------------
                                    As its:



                                    TECHNOLOGY LEADERS OFFSHORE C.V.

                                    By:  Technology Leaders Management, Inc.
                                         (General Partner)

                                    By: [SIGNATURE APPEARS HERE]
                                       -------------------------------------
                                    As its:



                                    SAFEGUARD SCIENTIFICS, INC.

                                    By: [SIGNATURE APPEARS HERE]
                                       -------------------------------------
                                    As its:



                                    CIP CAPITAL L.P. (Formerly, CIP, L.P.)

                                    By:  CIP Capital Management Inc.
                                         (General Partner)

                                    By: [SIGNATURE APPEARS HERE]
                                       -------------------------------------
                                    As its:

                              THIRD AMENDMENT TO
                       DIAMOND TECHNOLOGY PARTNERS, INC.
                           STOCK PURCHASE AGREEMENT


      This is an amendment ("Amendment"), dated as of October 21, 1996, to the Diamond Technology Partners, Inc. Stock Purchase Agreement dated as of March 22, 1994 (the "Stock Purchase Agreement") by and among Diamond Technology Partners Incorporated, a Delaware corporation and the successor in interest by merger to Diamond Technology Partners, Inc., an Illinois corporation (the "Company"), Melvyn E. Bergstein, Christopher J. Moffitt, Safeguard Scientifics, Inc. ("Safeguard"), and the investors listed on Schedule I to the Stock Purchase Agreement (each, an "Investor," and, together with Safeguard, the "Investors"), as amended by (i) the First Amendment to Diamond Technology Partners, Inc. Stock Purchase Agreement dated as of November 30, 1994, and (ii) the Second Amendment to the Diamond Technology Partners, Inc. Stock Purchase Agreement dated as of April 27, 1995.

      WHEREAS, in connection with the authorization of an initial public offering of the Company's Common Stock as contemplated by a rights offering to the shareholders of Safeguard, the Board of Directors agreed with Safeguard that Safeguard would approve, and seek approval of the other Investors, an increase of 200,000 shares of Common Stock, as available for issuance by the Company under Section 8.3 of the Stock Purchase Agreement, and

      WHEREAS, the Company intends to (i) offer to its Partners the opportunity to purchase, and receive options to purchase, additional shares of Common Stock, and (ii) grant to certain of its other employees options to purchase additional shares of Common Stock, and in connection therewith, it is necessary and desirable to further increase, by 600,000 shares, the limit of the number of shares of Common Stock available for issuance by the Company under Section 8.3, and

      In consideration of the foregoing and the mutual promises set forth in the Stock Purchase Agreement and of the continuing mutual interests of the Company and the Investors, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties, in accordance with paragraph 9.9 of the Stock Purchase Agreement, hereby agree that the second sentence of Section 8.3 of the Stock Purchase Agreement is hereby amended to read, in its entirety, as follows:

      "The number of shares of Common Stock that may be issued, or made subject to options granted, pursuant to this Section 8.3 shall be equal to 5,300,000 minus the number of shares of Common Stock actually purchased by the Management Group pursuant to Section 1.2 hereof and Schedule II hereto."



                           [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, the undersigned have executed this Third Amendment to Diamond Technology Partners, Inc. Stock Purchase Agreement as of the date first written above.

                             DIAMOND TECHNOLOGY PARTNERS
                             INCORPORATED

                             By:[SIGNATURE APPEARS HERE]
                                -------------------------------------
                             As its:



                             TECHNOLOGY LEADERS, L.P.

                             By: Technology Leaders Management, Inc.

                                 (General Partner)

                             By:[SIGNATURE APPEARS HERE]
                                -------------------------------------
                             As its:



                             TECHNOLOGY LEADERS OFFSHORE C.V.

                             By: Technology Leaders Management, Inc.
                                 (General Partner)

                             By: [SIGNATURE APPEARS HERE]
                                -------------------------------------
                             As its:



                             SAFEGUARD SCIENTIFICS, INC.

                             By:[SIGNATURE APPEARS HERE]
                                -------------------------------------
                             As its:



                             CIP CAPITAL L.P. (Formerly, CIP, L.P.)

                             By: CIP Capital Management Inc.
                                 (General Partner)

                             By:[SIGNATURE APPEARS HERE]
                                -------------------------------------
                             As its:

                              FOURTH AMENDMENT TO
                       DIAMOND TECHNOLOGY PARTNERS, INC.
                            STOCK PURCHASE AGREEMENT

     This is an amendment ("Amendment"), dated as of ___________, 1997, to the Diamond Technology Partners, Inc. Stock Purchase Agreement dated as of March 22, 1994 (the "Stock Purchase Agreement") by and among Diamond Technology Partners Incorporated, a Delaware corporation and the successor in interest by merger to Diamond Technology Partners, Inc., an Illinois corporation (the "Company"), Melvyn E. Bergstein, Christopher J. Moffitt, Safeguard Scientifics, Inc. ("Safeguard"), and the investors listed on Schedule I to the Stock Purchase Agreement (each, an "Investor," and, together with Safeguard, the "Investors"), as amended by (i) the First Amendment to Diamond Technology Partner, Inc. Stock Purchase Agreement dated as of November 30, 1994; (ii) the Second Amendment to the Diamond Technology Partners, Inc. Stock Purchase Agreement dated as of April 27, 1995; and (iii) the Third Amendment to the Diamond Technology Partners, Inc. Stock Purchase Agreement dated as of October 21, 1996.

     WHEREAS, the parties to the Stock Purchase Agreement wish to increase the number of shares of Common Stock available for issuance by the Company under
Section 8.3 of the Stock Purchase Agreement, as more specifically provided herein.

     In consideration of the mutual promises set forth in the Stock Purchase Agreement and of the continuing mutual interests of the Company and the Investors, and for other good and valuable consideration, the receipt, sufficiency, and adequacy of which are hereby acknowledged, the parties, in accordance with paragraph 9.9 of the Stock Purchase Agreement, hereby agree that the second sentence of Section 8.3 of the Stock Purchase Agreement is hereby amended to read, in its entirety, as follows;

     "The number of shares of Common Stock that may be issued, or made subject to options granted, pursuant to this Section 8.3 shall be equal to ____________ minus the number of shares of Common Stock actually purchased by the Management Group pursuant to Section 1.2 hereof and Schedule II hereto."




                           [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned have executed this Fourth Amendment to Diamond Technology Partners, Inc. Stock Purchase Agreement as of the date first written above.


                                  DIAMOND TECHNOLOGY PARTNERS
                                  INCORPORATED

                                  By: ____________________________________
                                  As its:



                                  TECHNOLOGY LEADERS, L.P.

                                  By: Technology Leaders Management, Inc.
                                      (General Partner)


                                  By: ____________________________________
                                  As its:



                                  TECHNOLOGY LEADERS, OFFSHORE C.V.

                                  By: Technology Leaders Management, Inc.
                                      (General Partner)


                                  By: ____________________________________
                                  As its:



                                  SAFEGUARD SCIENTIFICS, INC.

                                  By: _____________________________________
                                  As its:



                                  CIP CAPITAL L.P. (Formerly, CIP, L.P.)

                                  By: CIP Capital Management Inc.
                                      (General Partner)

                                  By: ______________________________________
                                  As its:



                       [ADDITIONAL SIGNATURES TO FOLLOW]

                                    COMPUCOM SYSTEMS, INC.

                                    By: _________________________________
                                    As its:



                                    CAMBRIDGE TECHNOLOGY PARTNERS
                                    (MASSACHUSETTS), INC.

                                    By: __________________________________
                                    As its:



                                       3